SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2005


                         Commission File Number: 0-28629

                                  Maxxon, Inc.
                 (Name of Small Business Issuer in its charter)

              Nevada                                        73-1526138
     (State or other jurisdiction of                   (IRS Employer I.D. No.)
      incorporation or organization)

                            9202 South Toledo Avenue
                              Tulsa, Oklahoma 74137
              (Address of principal executive offices and Zip Code)

                                 (918) 491-7557
              (Registrant's telephone number, including area code)



                                  With copy to:
                             Ronald C. Kaufman, Esq.
                              Kaufman & Associates
                          624 South Boston, Suite 1070
                              Tulsa, Oklahoma 74119
                                  918-584-4463




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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

         On March 16, 2005, the Company announced in a press release the appointment of Ron Wheet as the Company's Chairman and CEO and the resignation of Gifford Mabie as the Company's Chairman and CEO. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

         Exhibit No.       Description
         99.1              Press release dated March 16, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MAXXON, INC.

                                           /s/ RON WHEET
                                           -------------------------------------
                                           By:  Ron Wheet
                                           Chief Executive Officer

DATED:  March 17, 2005


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